John Hancock Funds II

Supplement dated January 3, 2014 to the current Statement of Additional Information, as may be supplemented from time to time.

Effective February 3, 2014, Class A front-end sales charges of the Global Income Fund and Short Duration Credit Opportunities Fund are being reduced, and the terms and holding schedule of the Class A deferred sales charge for Short Duration Credit Opportunities Fund are being modified, as described below. These changes will take effect on February 3, 2013 and purchases made prior to this date are subject to the front-end sales charges, deferred sales charges and holding schedules currently described in each fund’s prospectus and statement of additional information.

In the “Sales Compensation” section, the “First Year Brokerage or Other Selling Firms Compensation” table is hereby revised and restated as follows with respect to Class A investments only:

	Investor pays sales charge (% of offering price)	Selling firm receives commission (2)	Selling Firm receives Rule 12b-1 service fee (3)	Total Selling Firm compensation (4)(5)
Class A investments (China Emerging Leaders Fund, Diversified Strategies Fund, Fundamental All Cap Core Fund, Fundamental Large Cap Core Fund, Fundamental Large Cap Value Fund, Global Absolute Return Strategies Fund and Technical Opportunities Fund)
Up to $49,999	5.00%	4.00%	0.25%	4.25%
$50,000 to $99,999	4.50%	3.50%	0.25%	3.75%
$100,000 to $249,999	3.50%	2.60%	0.25%	2.85%
$250,000 to $499,999	2.50%	1.85%	0.25%	2.10%
$500,000 to $999,999	2.00%	1.35%	0.25%	1.60%
Class A investments (Absolute Return Currency Fund)
Up to $99,999	3.00%	2.25%	0.25%	2.50%
$100,000 to $249,999	2.50%	1.75%	0.25%	2.00%
$250,000 to $499,999	2.00%	1.25%	0.25%	1.50%
$500,000 to $999,999	1.50%	1.00%	0.25%	1.25%

Class A investments (Global Income Fund)
Less than $100,000	4.00%	3.25%	0.25%	3.50%
$100,000 to $249,999	3.50%	2.75%	0.25%	3.00%
$250,000 to $499,999	2.50%	1.80%	0.25%	2.05%
$500,000 to $999,999	2.00%	1.50%	0.25%	1.75%

Investor pays sales charge (% of offering price)	Selling firm receives commission (2)	Selling Firm receives Rule 12b-1 service fee (3)	Total Selling Firm compensation (4)(5)
Class A investments (Short Duration Credit Opportunities Fund)
Less than $100,000	2.50%	1.75%	0.25%	2.00%
$100,000 to $249,999	2.00%	1.25%	0.25%	1.50%

Investments of Class A shares of $1 million or more (Each Fund other than Short Duration Credit Opportunities Fund) (6)
First $1M - $4,999,999	--	0.75%	0.25%	1.00%
Next $1 - $5M above that	--	0.25%	0.25%	0.50%
Next $1 or more above that	--	--	0.25%	0.25%

Investments of Class A shares of Short Duration Credit Opportunities Fund of $250,000 or more (*)
$250,000 - $9,999,999	--	0.25%	0.25%	0.50%
$10M and over	--	--	0.25%	0.25%

Investments of Class A shares by certain Retirement Plans(6)
First $1 to $4,999,999	--	0.75%	0.25%	1.00%
Next $1 - $5M above that	--	0.25%	0.25%	0.50%
Next $1 or more above that	--	--	0.25%	0.25%

In accordance with the above changes, Footnotes (2) and (4) to the “First Year Brokerage or Other Selling Firms Compensation” table is amended and restated as follows:

(2) For Class A investments under $1,000,000 (or $250,000 with respect to investments in Class A shares of Short Duration Credit Opportunities Fund), a portion of the Selling Firm’s commission is paid out of the front-end sales charge.

(4) Selling firm commission, Rule 12b-1 service fee, and any underwriter fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages due to rounding, when combined using simple addition.

Also in accordance with the above changes, the following footnote is added immediately following Footnote 8 to the “First Year Brokerage or Other Selling Firms Compensation” table:

(*) Commissions (up to 0.50%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These include Class A purchases by employer sponsored defined contribution retirement plans investing $250,000 or more or with 100 or more eligible employee at the time of purchase.

The remainder of the footnotes to the table remain the same.

In addition, in the “Deferred Sales Charge on Class A and Class C Shares” section, the first paragraph under the section heading is amended and restated as follows:

Except for Class A shares of Short Duration Credit Opportunities Fund, Class A shares are available with no front-end sales charge on investments of $1 million or more. Class A shares of Short Duration Credit Opportunities Fund are available with no front-end sales charge on investments of $250,000 or more.

In addition, in the “Deferred Sales Charge on Class A and Class C Shares” section, the third paragraph under the section heading is amended and restated as follows:

Contingent Deferred Sales Charge. Except for Class A shares of Short Duration Credit Opportunities Fund, there is a CDSC on any Class A shares upon which a commission or finder‘s fee was paid that are sold within one year of purchase. For Short Duration Credit Opportunities Fund, there is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within 18 months of purchase. Class C shares that are redeemed within one year of purchase will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Exchanges

In addition, effective February 3, 2014, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For Classes B and C, this change will have no impact on shareholders because the CDSC rates and holding schedules are the same for all Class B shares and the same for all Class C shares across the John Hancock funds complex. For Class A shares, certain funds within the John Hancock fund complex have different CDSC rates and holding schedules, and shareholders should review the prospectuses for funds with Class A shares before considering an exchange. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.

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